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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


       Date of Report (Date of earliest event reported): November 29, 2006


                          COOPERATIVE BANKSHARES, INC.
               (Exact name of registrant as specified in charter)

 NORTH CAROLINA                      0-24626                  56-1886527
 (State or other                   (Commission               (IRS Employer
 jurisdiction of                   File Number)             Identification No.)
 incorporation)

               201 MARKET STREET, WILMINGTON, NORTH CAROLINA 28401 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (910) 343-0181

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01     OTHER EVENTS.
              ------------

         On November 29, 2006, Cooperative Bankshares, Inc. (the "Company") issued a press release announcing that on November 28, 2006, the Board of Directors declared the 2006 fourth quarter dividend of $0.05 per share. The dividend is payable on or about January 15, 2007, to stockholders of record as of January 1, 2007. The full text of the Company's press release dated November 29, 2006, issued in connection with the announcement, is attached as Exhibit
99.1 and is incorporated herein by reference.

         Additionally, on November 29, 2006, the Company issued a press release announcing that Frederick Willetts, III, the Company's Chairman and President, will be a guest speaker and panel participant at the Financial Institutions Investor Conference, "Strategy to Implementation," hosted by Ryan Beck & Co., Inc. on December 7, 2006 in New York City, New York. A copy of the press release is attached to this Report as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

        (d)   Exhibits

              Number        Description
              ------        -----------

              99.1          Press Release dated November 29, 2006

              99.2          Press Release dated November 29, 2006







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COOPERATIVE BANKSHARES, INC.



                                       /s/ Todd L. Sammons
                                       -----------------------------------------
                                       Todd L. Sammons
                                       Senior Vice President and Chief Financial
                                       Officer

Date:  November 29, 2006